SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM SB-2
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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                       CROSS GENETIC TECHNOLOGIES, INC.
               (Name of small business issuer in its charter)

    Virginia              541511                 54-203-0708
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(State of Incorporation)  (Primary Standard      (IRS Employer I.D. Number)
                          Industrial Classification
                          Number)


          11921 Freedom Drive, Suite 550, Reston, VA  20190  (703) 925-5912
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        (Address and telephone number of principal executive offices)

              11921 Freedom Drive, Suite 550, Reston, VA  20190
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                  (Address of principal place of business)

 McSweeney & Crump, P.C., 11 South 12th Street, 5th Floor, Richmond, VA  23219
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          (Name, address and telephone number of agent for service)




    Approximate date of proposed commencement of sale to the public: From time to time after the Registration Statement becomes effective.


                       CALCULATION OF REGISTRATION FEE




Title of each class of          Amount of Shares           Proposed maximum       Proposed Maximum           Amount of
Securities to be registered     to be registered           offer price per unit   aggregate offering price   registration fee
Common stock                    11,008,000                 $0.05                  $550,400                   $137.60

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the City of Washington, District of Columbia on May 4, 2001.

CROSS GENETIC TECHNOLOGIES,  INC.
By /s/ Lino Novielli

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President/ Chief Executive Officer






In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.

Signature                                  Title                                       Date
By /s/ Lino Novielli                       President and Director,                     May 4, 2001
Lino Novielli                              Chief Executive Officer

